                                                                    EXHIBIT 10.3

                                                               EXECUTION VERSION

                           CONSENT AND AMENDMENT NO. 4

      This CONSENT AND AMENDMENT NO. 4 (this "Agreement") dated as of July 8, 2005 is among Holly Energy Partners - Operating, L.P., successor to HEP Operating Company, L.P. (the "Borrower"), the Existing Guarantors (as defined below), the Banks (as defined in the Credit Agreement (as defined below)), and Union Bank of California, N.A., as administrative agent for such Banks (in such capacity, the "Administrative Agent").

                                    RECITALS

      A. The Borrower, the Banks, and the Administrative Agent are parties to the Credit Agreement dated as of July 7, 2004, as amended by the Consent and Omnibus Amendment dated as of July 30, 2004, by the Consent, Waiver and Amendment No. 2 dated as of February 28, 2005, and by the Waiver and Amendment dated as of June 17, 2005 (as so amended, the "Credit Agreement").

      B. In connection with such Credit Agreement, the undersigned Subsidiaries of the Borrower (the "Existing Guarantors") executed and delivered a Guaranty Agreement dated as of July 13, 2004 (as the same has been supplemented and as the same may be further amended, modified or supplemented from time to time, the "Guaranty") in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined therein).

      C. The Borrower, Holly Energy Partners, L.P., a Delaware limited partnership (the "Limited Partner"), and HEP Pipeline, L.L.C., a Delaware limited liability company ("HEP"), as buyer parties have entered into a Purchase and Sale Agreement dated as of July 6, 2005 (the "Acquisition Agreement") with Holly Corporation, a Delaware corporation ("Parent"), Navajo Pipeline Co., L.P., a Delaware limited partnership ("Navajo Pipeline") and Navajo Refining Company, L.P., a Delaware limited partnership ("Navajo Refining") as seller parties, pursuant to which the Limited Partner and/or certain of its Subsidiaries will acquire (the "Acquisition") certain pipelines and related assets (the "Acquired Assets"), which Acquired Assets will, pursuant to a Contribution Agreement dated as of July 8, 2005 (the "Contribution Agreement") among the Borrower, the Limited Partner and HEP, as transferee parties, and Parent, Navajo Pipeline and Navajo Refining, as transferor parties, be contributed to and owned by HEP after the Acquisition.

      D. Prior to the closing of, and to partially finance, the Acquisition, the Limited Partner and Holly Energy Finance Corp. ("Finance Corp") issued $35,000,000 of unsecured 6.25% Senior Notes due 2015 which are guaranteed by all wholly owned domestic subsidiaries of the Limited Partner and Finance Corp

      E. The Borrower has requested that the Banks (i) expressly consent to the Acquisition, and (ii) amend the Credit Agreement to (a) permit a junior security interest in the Acquired Assets in favor of the Parent, and (b) make certain other changes to the Credit Agreement.

      F. Subject to the terms and conditions set forth herein, the Banks are willing to make the consent and amendments set forth herein.

      THEREFORE, the Borrower, the Existing Guarantors, the Required Banks, and the Administrative Agent hereby agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

      SECTION 1.01 TERMS DEFINED ABOVE. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

      SECTION 1.02 TERMS DEFINED IN THE CREDIT AGREEMENT. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

      SECTION 1.03 OTHER DEFINITIONAL PROVISIONS. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

                                   ARTICLE II.
                             CONSENT AND AMENDMENTS

      SECTION 2.01 CONSENT. To the extent necessary and provided that (a) the Acquisition is in compliance with the terms of the Credit Agreement and (b) the conditions set forth in Article IV below are met, the Banks hereby consent to the Acquisition and the transactions contemplated by the Acquisition Agreement and the Contribution Agreement.

      SECTION 2.02 AMENDMENTS TO CREDIT AGREEMENT. Effective as of the Effective Date, the Credit Agreement shall hereby be amended as follows:

            (a) The following definitions shall be inserted in alphabetical order in Section 1.01 of the Credit Agreement:

            "Alon Contribution Agreement" means the Contribution Agreement dated as of January 25, 2005 among T & R Assets, Inc., Fin-Tex Pipe Line Company, and Alon USA Refining, Inc., as transferors, and Alon Pipeline Assets, LLC, Alon Pipeline Logistics, LLC, Alon USA, Inc., Alon USA, LP, the Limited Partner and certain of its Subsidiaries.

            "Amendment No. 4" means Consent and Amendment No. 4 to this Agreement dated as of July 8, 2005.

            "HC Acquisition Closing Date" means the date upon which the "Acquisition" as defined in Amendment No. 4 is consummated.

            "HC Contribution Agreement" means the Contribution Agreement dated as of July 8, 2005 among the Parent, Navajo Pipeline Co., L.P., a Delaware limited partnership, and Navajo Refining Company, L.P., a Delaware limited partnership, as transferor parties, and the Limited Partner, the Borrower and HEP Pipeline, L.L.C., a Delaware limited liability company as transferee parties.

            "HC Mortgage" means the Mortgage and Deed of Trust (with Security Agreement and Financing Statement) dated as of the HC Acquisition Closing Date made by HEP Pipeline, L.L.C., a Delaware limited liability company, to John N. Patterson, as Trustee for the benefit of the Parent.

            "HC Pipelines Agreement" means the Pipelines Agreement dated as of the HC Acquisition Closing Date among the Borrower, the Parent, the Limited Partner, Navajo Refining Company, L.P., a Delaware limited partnership, HEP Pipeline, L.L.C., a Delaware limited liability company, HEP Logistics Holdings, Holly Logistic Services, and the General Partner.

            "HC Purchase and Sale Agreement" means the Purchase and Sale Agreement dated as of July 6, 2005 among the Parent, Navajo Pipeline Co., a Delaware limited partnership, and Navajo Refining Company, L.P., a Delaware limited partnership, as seller parties, and the Limited Partner, the Borrower and HEP Pipeline, L.L.C., a Delaware limited liability company, as buyer parties.

            (b) The definition of "Contribution Agreement" in Section 1.01 of the Credit Agreement is amended to be the defined term "Initial Contribution Agreement", and such term shall be realphabetized. The rest of the definition shall remain unchanged and all references to "Contribution Agreement" existing in the Credit Agreement and the other Credit Documents prior to the date of this Agreement shall be changed to refer instead to the "Initial Contribution Agreement."

            (c) The definition of "Interest Coverage Ratio" in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the end of such definition:

To the extent that the EBITDA included in the calculation of the Interest Coverage Ratio for any period shall include pro forma amounts in connection with the Acquisition of any Person during such period, the Interest Expense shall also include pro forma amounts with respect to the Interest Expense of such Person.

            (d) The definition of "Material Contracts" in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

            "Material Contracts" means, collectively, (a) the Borrower Partnership Agreement, the Intercompany Pipelines and Terminals Agreement, the Omnibus Agreement, the Initial Contribution Agreement, the Alon Contribution Agreement, the Alon Mortgage, the Alon Pipelines and Terminals Agreement, the HC Contribution Agreement, the HC Mortgage, the HC Purchase and Sale Agreement, and the HC Pipelines Agreement, and (b) any other material documents, agreements or instruments related to any of the foregoing (i) to which the Borrower or any of its Subsidiaries is a party, and (ii) which, if terminated or cancelled, could reasonably be expected to have a Material Adverse Effect.

            (e) The definition of "Pipeline Systems" in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

            "Pipeline Systems" means (a) the approximately 780 miles of Refined Products pipelines located in New Mexico, Texas and Utah that are owned or leased by Borrower or any of its Subsidiaries and that are used by Borrower and its Subsidiaries in the Business, (b) the 249-mile Refined Products pipeline owned by the Restricted Subsidiary which is used in the Business to transport liquid petroleum gases from the western part of the state of Texas to the border between the state of Texas and Mexico near El Paso, (c) the Refined Product Pipelines (as defined and described in the Alon Pipelines and Terminals Agreement) that are owned by HEP Pipeline and that are used in the Business, (d) the Intermediate Product Pipelines (as defined and described in the HC Pipelines Agreement) that are owned by HEP Pipeline, L.L.C., a Delaware limited liability company, and that are used in the Business, and (e) any other pipelines owned or leased by the Borrower or any Subsidiary of the Borrower that are used in the Business.

            (f) The definition of "Tangible Net Worth" in Section 1.01 of the Credit Agreement is hereby deleted.

            (g) The following clause (k) is added to the end of Section 6.01 of the Credit Agreement:

      (k) In favor of the Parent (or any assignee or successor thereto) securing certain obligations under the HC Pipelines Agreement, pursuant to the HC Mortgage, so long as such Liens are subordinated to the Liens on the same assets securing the Obligations on terms not less advantageous to the Administrative Agent and the Banks than those contained in the Subordination, Non-Disturbance and Attornment Agreement executed by the Administrative Agent and the Parent as of the date of the consummation of the Acquisition (as defined in Amendment No.
4).

            (h) Section 6.12 of the Credit Agreement is amended and restated to read in its entirety as follows:

            Section 6.12. Reserved. Reserved.

            (i) Section 7.01(d)(iv) of the Credit Agreement is amended and restated to read in its entirety as follows:

            (iv) (A) Any default or event of default shall have occurred under any of the Material Contracts which has not been cured within any applicable grace period and which default or event of default could reasonably be expected to have a Material Adverse Effect, (B) any of the Material Contracts (other than the Alon Mortgage or the HC Mortgage) shall have terminated, or (C) any Person other than the Limited Partner or any of its Subsidiaries takes (or notifies the Limited Partner or any of its Subsidiaries that it intends to take) remedial action under the Alon Mortgage, the Alon Pipelines and Terminals Agreement, the HC Mortgage or the HC Pipelines Agreement (or any successor or replacement agreement to the foregoing) that constitutes or could reasonably be expected to take the form of the purchase, occupation, or operation of any of the applicable Pipeline Systems or Terminals by a Person other than the Borrower or its wholly owned Subsidiaries.

            (j) Exhibit D to the Credit Agreement is deleted and replaced with Exhibit D attached hereto.

                                  ARTICLE III.
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

      SECTION 3.01 BORROWER REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery, performance of this Agreement by the Borrower or the validity and enforceability of this Agreement against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower's obligations under the Credit Documents.

      SECTION 3.02 EXISTING GUARANTORS' REPRESENTATIONS AND WARRANTIES. Each Existing Guarantor represents and warrants that: (a) the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Existing Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate or other organizational power and authority of such Existing Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Existing Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Existing Guarantor in connection with the execution, delivery or performance of this Agreement by such Existing Guarantor or the validity and enforceability of this Agreement against such Existing Guarantor;
(f) it has no defenses to the enforcement of its Guaranty; and (g) the Liens under the Security Documents to which such Existing Guarantor is a party are valid and subsisting and secure such Existing Guarantor's obligations under the Credit Documents.

      SECTION 3.03 COVENANTS. The Borrower at its expense will, and will cause each Existing Guarantor to, promptly execute and deliver to the Administrative Agent upon reasonable request all such documents, agreements and instruments to state more fully the security obligations set out in any of the Security Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Security Documents, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate to grant or perfect a first lien in each Existing Guarantor's assets. The Borrower hereby authorizes the Administrative Agent to file any amendments to financing statements without the signature of the Borrower to the extent permitted by applicable law in order to perfect or maintain the perfection of any security interest granted under any of the Credit Documents. Without limiting the foregoing:

            (a) promptly after the closing of the Acquisition but in any event not more than five days after the Effective Date (or, with respect to any Acquired Assets not being acquired and conveyed to HEP on the Effective Date, within five days after such acquisition by, and conveyance to, HEP of the applicable Acquired Assets), the Borrower will at its expense deliver or cause to be delivered to the Administrative Agent (i) Mortgages duly executed and delivered by HEP in favor of the Administrative Agent for the benefit of the Secured Parties (as defined therein) covering all real property assets included in the applicable Acquired Assets, including, without limitation, those certain Acquired Assets consisting of real property located in Eddy and Lea Counties, New Mexico, (ii) a legal opinion of counsel to HEP licensed in New Mexico (which counsel shall be acceptable to the Administrative Agent) with respect to the Mortgages described in the preceding clause (i) in form and substance satisfactory to the Administrative Agent and the Required Banks, and including, without limitation, opinions regarding the enforceability of such Mortgages and the validity and perfection of the Liens created thereby, and (iii) complete and correct copies of any amendments to the Acquisition Agreement or the Contribution Agreement not previously delivered to the Administrative Agent; provided that, if HEP shall not have, within 90 days of the date of this Agreement, (A) acquired substantially all of the Acquired Assets, (B) delivered the Mortgages, opinions and other documents required by this Section 3.03(a), and (C) caused the Administrative Agent to have an Acceptable Security Interest in such Acquired Assets for the benefit of itself and the Banks (it being understood, however, that if the legal opinions referred to above contain no requirement or qualification regarding the need to obtain consents in order to create or perfect the Liens granted under such

Mortgages, then HEP shall not be required to obtain such consents in order to comply with this clause (C)), then an Event of Default shall be deemed to have occurred under the Credit Agreement.

            (b) promptly after the closing of the Acquisition, the Borrower will at its expense deliver or cause to be delivered to the Administrative Agent complete and correct copies of any material bills of sale, material assignments, and other material documents or agreements executed in connection with the Acquisition and not previously delivered to the Administrative Agent.

                                   ARTICLE IV.
                                   CONDITIONS

      The consent provided herein shall become effective and enforceable against the parties hereto, and the Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the "Effective Date"):

      SECTION 4.01 DOCUMENTS. The Administrative Agent shall have received each of the following:

            (a) this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Existing Guarantors, the Administrative Agent, and the Required Banks; and

            (b) a fully executed copy, certified by the Limited Partner, of the Contribution Agreement and the Acquisition Agreement, together with all of their respective exhibits, schedules, and amendments thereto.

      SECTION 4.02 NO DEFAULT. No Default shall have occurred which is continuing as of the Effective Date.

      SECTION 4.03 REPRESENTATIONS. The representations and warranties in this Agreement shall be true and correct in all material respects as of the Effective Date.

      SECTION 4.04 FEES. The Borrower shall have paid all reasonable fees and expenses of the Administrative Agent's outside legal counsel pursuant to all invoices presented to the Borrower for payment not less than one Business Day prior to the Effective Date. Additionally, the Borrower shall pay to the Administrative Agent for the benefit of the Banks approving this Agreement in an aggregate amount equal to .05% on each Bank's respective Commitment, such fee to be due and payable on the date this Agreement is executed by the Administrative Agent and the Required Banks.

                                   ARTICLE V.
                                  MISCELLANEOUS

      SECTION 5.01 EFFECT ON CREDIT DOCUMENTS; ACKNOWLEDGMENTS.

            (a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

            (b) The Administrative Agent, the Issuing Banks, and the Banks hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank or any Bank with respect to the Credit Documents, or (iv) the rights of the Administrative Agent, any Issuing Bank or any Bank to collect the full amounts owing to them under the Credit Documents.

            (c) Each of the Borrower, the Existing Guarantors, Administrative Agent, Issuing Banks, and Banks does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Existing Guarantors acknowledge and agree that their respective liabilities under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Agreement.

            (d) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Agreement.

            (e) This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

      SECTION 5.02 REAFFIRMATION OF THE GUARANTY. Each Existing Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Existing Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Existing Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Existing Guarantor is a party).

      SECTION 5.03 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

      SECTION 5.04 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

      SECTION 5.05 INVALIDITY. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

      SECTION 5.06 GOVERNING LAW. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

      SECTION 5.07 ENTIRE AGREEMENT. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

            THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         EXECUTED effective as of the date first above written.

                             BORROWER:

                             HOLLY ENERGY PARTNERS - OPERATING, L.P., a Delaware limited partnership

                                 By: HEP Logistics GP, L.L.C., a Delaware
                                 limited liability company, its General Partner

                                     By: Holly Energy Partners, L.P., a Delaware
                                     limited partnership, its Managing Member

                                         By: HEP Logistics Holdings, L.P., a
                                         Delaware limited partnership, its
                                         General Partner

                                             By: Holly Logistic Services,
                                             L.L.C., a Delaware limited
                                             liability company, its General
                                             Partner

                                                 By: /s/ Stephen J. McDonnell
                                                     ---------------------------
                                                 Name:  Stephen J. McDonnell
                                                 Title: Vice President and Chief
                                                        Executive Officer

              Signature page to Consent, Waiver and Amendment No. 4

EXISTING GUARANTORS:
                             HEP PIPELINE GP, L.L.C., a Delaware
                                      limited liability company
                             HEP REFINING GP, L.L.C., a Delaware
                                      limited liability company
                             HEP MOUNTAIN HOME, L.L.C., a Delaware
                                      limited liability company
                             HEP PIPELINE, L.L.C., a Delaware
                                      limited liability company
                             HEP REFINING, L.L.C., a Delaware
                                      limited liability company
                             HEP WOODS CROSS, L.L.C., a Delaware
                                      limited liability company

                             Each by: Holly Energy Partners - Operating, L.P., a
                                      Delaware limited partnership and its Sole
                                      Member

                                 By: HEP Logistics GP, L.L.C., a Delaware
                                 limited liability company, its General Partner

                                     By: Holly Energy Partners, L.P., a Delaware
                                     limited partnership, its Managing Member

                                         By: HEP Logistics Holdings, L.P., a
                                         Delaware limited partnership, its
                                         General Partner

                                             By: Holly Logistic Services,
                                             L.L.C., a Delaware limited
                                             liability company, its General
                                             Partner

                                                 By: /s/ Stephen J. McDonnell
                                                     ---------------------------
                                                 Name:  Stephen J. McDonnell
                                                 Title: Vice President and
                                                        Chief Financial Officer

                             HOLLY ENERGY FINANCE CORP., a Delaware corporation

                             By: /s/ Stephen J. McDonnell
                                 ------------------------------
                             Name:  Stephen J. McDonnell
                             Title: Vice President and
                                    Chief Financial Officer

              Signature page to Consent, Waiver and Amendment No. 4

                             HEP NAVAJO SOUTHERN, L.P., a Delaware limited
                                      partnership
                             HEP PIPELINE ASSETS, LIMITED PARTNERSHIP,
                                      a Delaware limited partnership
                             HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited
                                      partnership

                             Each by: HEP Pipeline GP, L.L.C., a Delaware
                                      limited liability company and its General
                                      Partner

                                 By: Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

                                     By: HEP Logistics GP, L.L.C., a Delaware
                                     limited liability company, its General
                                     Partner

                                         By: Holly Energy Partners, L.P., a
                                         Delaware limited partnership, its
                                         Managing Member

                                             By: HEP Logistics Holdings, L.P., a
                                             Delaware limited partnership, its
                                             General Partner

                                                 By: Holly Logistic Services,
                                                 L.L.C., a Delaware limited
                                                 liability company, its General
                                                 Partner

                                                  By: /s/ Stephen J. McDonnell
                                                      --------------------------
                                                  Name:  Stephen J. McDonnell
                                                  Title: Vice President and
                                                         Chief Financial Officer

              Signature page to Consent, Waiver and Amendment No. 4

                             HOLLY ENERGY PARTNERS, L.P., a Delaware limited
                                      partnership

                                 By: HEP Logistics Holdings, L.P., a Delaware
                                 limited partnership, its General Partner

                                     By: Holly Logistic Services, L.L.C., a
                                     Delaware limited liability company, its
                                     General Partner

                                         By: /s/ Stephen J. McDonnell
                                             -----------------------------------
                                         Name:  Stephen J. McDonnell
                                         Title: Vice President and
                                                Chief Financial Officer

                             HEP REFINING ASSETS, L.P., a Delaware limited
                                      partnership

                                 By: HEP Refining GP, L.L.C., a Delaware limited liability company and its General Partner

                                     By: Holly Energy Partners - Operating,
                                     L.P., a Delaware limited partnership and
                                     its Sole Member

                                         By: HEP Logistics GP, L.L.C., a
                                         Delaware limited liability company, its
                                         General Partner

                                             By: Holly Energy Partners, L.P., a
                                             Delaware limited partnership, its
                                             Managing Member

                                                 By: HEP Logistics Holdings,
                                                 L.P., a Delaware limited
                                                 partnership, its General
                                                 Partner

                                                  By: Holly Logistic Services,
                                                  L.L.C., a Delaware limited
                                                  liability company, its General
                                                  Partner

                                                  By: /s/ Stephen J. McDonnell
                                                      ------------------------
                                                  Name:  Stephen J. McDonnell
                                                  Title: Vice President and
                                                         Chief Financial Officer

              Signature page to Consent, Waiver and Amendment No. 4

                             HEP LOGISTICS GP, L.L.C., a Delaware limited
                                      liability company

                                 By: Holly Energy Partners, L.P., a Delaware
                                 limited partnership, its Managing Member

                                     By: HEP Logistics Holdings, L.P., a
                                     Delaware limited partnership, its General
                                     Partner

                                         By: Holly Logistic Services, L.L.C., a
                                         Delaware limited liability company, its
                                         General Partner

                                             By: /s/ Stephen J. McDonnell
                                                 -------------------------------
                                             Name:  Stephen J. McDonnell
                                             Title: Vice President and
                                                    Chief Financial Officer

              Signature page to Consent, Waiver and Amendment No. 4

                             ADMINISTRATIVE AGENT:

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ Sean Murphy
                                 ----------------------------------------
                                 Sean Murphy, Vice President

                             BANKS:

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ Sean Murphy
                                 ----------------------------------------
                                 Sean Murphy, Vice President

              Signature page to Consent, Waiver and Amendment No. 4

                             BANK OF AMERICA, NATIONAL ASSOCIATION

                             By: /s/ Claire M. Liu
                                 ---------------------------------------
                             Name:  Claire M. Liu
                             Title: Senior Vice President

              Signature page to Consent, Waiver and Amendment No. 4

                             GUARANTY BANK

                             By: /s/ Jim R. Hamilton
                                 ---------------------------------------
                             Name:  Jim R. Hamilton
                             Title: Senior Vice President

              Signature page to Consent, Waiver and Amendment No. 4

                             FORTIS CAPITAL CORP.

                             By: /s/ Kathleen de Lathauwer
                                 ---------------------------------------
                             Name:  Kathleen de Latheuwer
                             Title: Senior Vice President

                             By: /s/ Casey Lowary
                                 ---------------------------------------
                             Name:  Casey Lowary
                             Title: Senior Vice President

              Signature page to Consent, Waiver and Amendment No. 4

                             WELLS FARGO BANK, NATIONAL ASSOCIATION

                             By: /s/ Reed V. Thompson
                                 ---------------------------------------
                             Name:  Reed V. Thompson
                             Title: Vice President

              Signature page to Consent, Waiver and Amendment No. 4

                             U.S. BANK NATIONAL ASSOCIATION

                             By: /s/ Mark E. Thompson
                                 ---------------------------------------
                             Name:  Mark E. Thompson
                             Title: Vice President

              Signature page to Consent, Waiver and Amendment No. 4

                                    EXHIBIT D
                               TO CREDIT AGREEMENT

                         FORM OF COMPLIANCE CERTIFICATE

              FOR THE PERIOD FROM _______, 200__ TO ________, 200__

      This certificate dated as of ______________, _______ is prepared pursuant to the Credit Agreement dated as of July 7, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Holly Energy Partners - Operating, L.P. (f/k/a HEP OPERATING COMPANY, L.P.) a Delaware limited partnership ("Borrower"), the lenders party thereto (the "Banks"), the Banks issuing letters of credit thereunder from time to time (the "Issuing Banks") and UNION BANK OF CALIFORNIA, N.A., as administrative agent for such Banks and Issuing Banks (in such capacity, the "Administrative Agent"). Unless otherwise defined in this certificate, capitalized terms that are defined in the Credit Agreement shall have the meanings assigned to them by the Credit Agreement.

      The undersigned hereby certifies (a) that no Default or Event of Default has occurred or is continuing, (b) that all of the representations and warranties made by the Borrower and the Guarantors contained in the Credit Agreement and in each of the other Credit Documents are true and correct in all material respects on and as of the date hereof, and (c) that as of the last day of the previous fiscal quarter, the following statements, amounts, and calculations were true and correct:

I. Section 6.10 Leverage Ratio.

      (a) Consolidated Funded Debt                              $_______________

      (b) Consolidated Net Income (1)

      (c) Interest Expense (2)                                  $_______________

      (d) taxes, depreciation, amortization, and other
          non-cash items                                        $_______________

      (e) EBITDA = (b) + (c)(3) + (d)(4)                        $____________(5)

--------------------------
      (1) The Consolidated net income of the Borrower and its Subsidiaries, as determined in accordance with GAAP consistently applied, excluding, however, any net gain or loss from extraordinary or non-recurring items (including, but not limit to, any net gain or loss during such period arising from the sale, exchange or other disposition of capital assets other than in the ordinary course of business).

      (2) For the Borrower and its Subsidiaries determined on a Consolidated basis, for any period, the total interest, letter of credit fees, and other fees incurred in connection with any Debt for such period, whether paid or accrued, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, all as determined in conformity with GAAP.

      (3) To the extent deducted in determining Consolidated Net Income.

                            Exhibit D - Page 1 of 3

      Leverage Ratio = (a) divided by (e)                       ________________

      Maximum Leverage Ratio                                    3.50 to 1.00

      Compliance                                                Yes       No

II. Section 6.11 Interest Coverage Ratio

      (a) EBITDA (see I(e) above)                               _____________(5)

      (b) Interest Expense(6)                                   _____________(7)

      Leverage Ratio = (a) divided by (b)                       ________________

      Minimum Interest Coverage Ratio                           3.50 to 1.00

      Compliance                                                Yes       No

------------------------
      (4) To the extent deducted in determining Consolidated Net Income.

      (5) For each fiscal quarter, EBITDA shall be measured for the four fiscal quarter period then ended. The results of operations of all Persons in which the Borrower or any of its Subsidiaries owns less than all of the Equity Interests of such Person (including the Restricted Subsidiary) shall only be included in EBITDA to the extent that the Borrower or any other wholly-owned Subsidiary of the Borrower actually receives cash distributions in respect of its ownership interests in such Person during such period for which EBITDA is being calculated.

      (6) The total interest, letter of credit fees, and other fees incurred in connection with any Debt for such period, whether paid or accrued, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, all as determined in conformity with GAAP.

      (7) For each fiscal quarter, Interest Expense shall be measured for the four fiscal quarter period then ended.

                            Exhibit D - Page 2 of 3

      IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate as of _________________, 20____.

                             HOLLY ENERGY PARTNERS - OPERATING, L.P., a Delaware limited partnership

                                 By: HEP Logistics GP, L.L.C., a Delaware
                                 limited liability company, its General Partner

                                     By: Holly Energy Partners, L.P., a Delaware
                                     limited partnership, its Managing Member

                                         By: HEP Logistics Holdings, L.P., a
                                         Delaware limited partnership, its
                                         General Partner

                                             By: Holly Logistic Services,
                                             L.L.C., a Delaware limited
                                             liability company, its General
                                             Partner

                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                            Exhibit D - Page 3 of 3